UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): May 4, 2015
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square,
Grand Canal Harbour,
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2015, Accenture plc (the “Company”) issued a news release announcing that Julie Spellman Sweet, the Company’s current General Counsel, Secretary & Chief Compliance Officer, has been appointed as the Company’s group chief executive—North America, succeeding Stephen J. Rohleder, who will step down from this role on June 1, 2015 and retire from the Company on August 31, 2015. In connection with these changes, the Company also announced that Chad Jerdee will succeed Ms. Sweet as General Counsel & Chief Compliance Officer, and Joel Unruch will succeed Ms. Sweet as Corporate Secretary. These changes are effective June 1, 2015.

A copy of the Company’s news release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

99.1	News Release, dated May 4, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2015	ACCENTURE PLC

	By:	/s/ Julie Spellman Sweet
	Name:	Julie Spellman Sweet
	Title:	General Counsel, Secretary & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated May 4, 2015